                                                                   EXHIBIT 99(a)
                              LETTER OF TRANSMITTAL

                                 FOR TENDERS OF


                   $173,333,300 AGGREGATE PRINCIPAL AMOUNT OF
                   13% SERIES A SENIOR SECURED NOTES DUE 2007


                                JII HOLDINGS, LLC

                        JII HOLDINGS FINANCE CORPORATION

                           PURSUANT TO THE PROSPECTUS
                             DATED _______ ___, 2004



________________________________________________________________________________

   THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
   _________ ___, 2004 (UNLESS EXTENDED) (THE "EXPIRATION DATE"). TENDERED RESTRICTED NOTES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE
   EXPIRATION DATE OF THE EXCHANGE OFFER.
________________________________________________________________________________



           Deliver to: U.S. Bank National Association, Exchange Agent:


                        BY REGISTERED OR CERTIFIED MAIL,
                      OVERNIGHT COURIER OR HAND DELIVERY:



                         U.S. Bank National Association

                              Mail Stop EP-MN-WS2N

                              60 Livingston Avenue
                            St. Paul, Minnesota 55107
                    Attention: Specialized Finance Department




                                 By Facsimile:
                                 (651) 495-8158
                   Attention: Specialized Finance Department
                      Confirm by Telephone: (800) 934-6802


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

      The undersigned acknowledges that he or she has received the Prospectus, dated _________ ___, 2004 (the "Prospectus"), of JII Holdings, LLC, a Delaware limited liability company ("JII Holdings"), and JII Holdings Finance Corporation, a Delaware corporation ("JII Finance" and, together with JII Holdings, the "Issuers"), and this Letter of Transmittal, which may be amended from time to time, which together constitute the Issuers' offer (the "Exchange Offer") to exchange up to $173,333,300 aggregate principal amount of 13% Series B Senior Secured Notes due 2007 (the "New Notes") of the Issuers for $173,333,300 aggregate principal amount of the Issuers' issued and outstanding 13% Series A Senior Secured Notes due 2007 (the "Restricted Notes" and together with the New Notes, sometimes referred to as the "Notes"), with the holders (each holder of Restricted Notes, a "Holder") thereof.



      For each Restricted Note accepted for exchange, the Holder of such Restricted Note will receive a New Note having an aggregate principal amount equal to that of the surrendered Restricted Note. The New Notes will accrue interest from the most recent date to which interest has been paid on the Restricted Notes. Restricted Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Restricted Notes whose Restricted Notes are accepted for exchange will not receive any payment in respect of interest on such Restricted Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.


         This Letter of Transmittal is to be used: (i) by all Holders who are not members of the Automated Tender Offering Program ("ATOP") at the Depository Trust Company ("DTC") or (ii) by Holders who are ATOP members but choose not to use ATOP. See Instruction 2. Delivery of this Letter of Transmittal to DTC does not constitute delivery to the Exchange Agent.

         The Issuers will accept for exchange any and all Restricted Notes validly tendered on or prior to 5:00 p.m., New York City time, on _______ ___, 2004 (unless the Exchange Offer is extended by the Issuers) (the "Expiration Date"). Tenders of Restricted Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

IMPORTANT: HOLDERS WHO WISH TO TENDER RESTRICTED NOTES IN THE EXCHANGE OFFER MUST COMPLETE THIS LETTER OF TRANSMITTAL AND TENDER THE RESTRICTED NOTES TO THE EXCHANGE AGENT AND NOT TO THE COMPANY.

         The Exchange Offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section titled "The Exchange Offer--Conditions to the Exchange Offer."

         The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of Restricted Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

         The instructions included with this Letter of Transmittal must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address listed above.

                  APPROPRIATE SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

         The undersigned hereby tenders to the Issuers the aggregate principal amount of Restricted Notes indicated below under "Description of Restricted Notes," in accordance with and upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal, for the purpose of exchanging each $700 principal amount of Restricted Notes designated herein held by the undersigned and tendered hereby for $700 principal amount of the New Notes. New Notes will be issued only in integral multiples of $700 to each tendering Holder of Restricted Notes whose Restricted Notes are accepted in the Exchange Offer. Holders may tender all or a portion of their Restricted Notes pursuant to the Exchange Offer.

         Subject to, and effective upon, the acceptance for exchange of the Restricted Notes tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to all such Restricted Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuers), with respect to the Restricted Notes tendered hereby and accepted for exchange pursuant to the Exchange Offer with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Restricted Notes tendered hereby to the Issuers (together with all accompanying evidences of transfer and authenticity) for transfer or cancellation by the Issuers.

         All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Any tender of Restricted Notes hereunder may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Restricted Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the assignment and transfer of the Restricted Notes tendered. The undersigned agrees to all of the terms of the Exchange Offer.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Restricted Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer" section of the Prospectus.

         The name(s) and address(es) of the registered Holder(s) should be printed herein under "Description of Restricted Notes" (unless a label setting forth such information appears thereunder), exactly as they appear on the Restricted Notes tendered hereby. The certificate number(s) and the principal amount of Restricted Notes to which this Letter of Transmittal relates, together with the principal amount of such Restricted Notes that the undersigned wishes to tender, should be indicated in the appropriate boxes herein under "Description of Restricted Notes."

         The undersigned agrees that acceptance of any tendered Restricted Notes by the Issuers and the issuance of New Notes in exchange therefor shall constitute performance in full by the Issuers of its obligations under the Exchange Agreement and that, upon the issuance of the New Notes, the Issuers will have no further obligations or liabilities thereunder.

         The undersigned understands that the tender of Restricted Notes pursuant to one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Restricted Notes" and the Instructions hereto will constitute the tendering Holder's acceptance of the terms and the conditions of the Exchange Offer. The undersigned hereby represents and warrants to the Issuers that the New Notes to be acquired by such Holder pursuant to the Exchange Offer are being acquired in the ordinary course of such Holder's business, that such Holder has no arrangement or understanding with any person to participate in the distribution of the New Notes. The Issuers' acceptance for exchange of Restricted Notes tendered pursuant to the Exchange Offer will constitute a binding agreement between the tendering Holder and the Issuers upon the terms and subject to the conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT IT IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION OF THE NEW NOTES.


      The undersigned also acknowledges that this Exchange Offer is being made based on interpretations by the staff of the Securities and Exchange Commission (the "Commission") set forth in no-action letters issued to third parties in other transactions substantially similar to the Exchange Offer, which lead the Issuers to believe that the New Notes issued in exchange for the Restricted Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act or (ii) a broker-dealer who acquired the Restricted Notes as a result of market making or other trading activities), without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating and have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any holder is an affiliate of the Issuers or is engaged in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) may not rely on the applicable interpretations of the staff of the Commission, (ii) may not participate in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of the Restricted Notes unless the sale or transfer is made pursuant to an exemption from the requirements. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Restricted Notes, it represents that the Restricted Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of Section 2(11) of the Securities Act.

         The undersigned understands that the New Notes issued in consideration of Restricted Notes accepted for exchange, and/or any principal amount of Restricted Notes not tendered or not accepted for exchange, will only be issued in the name of the Holder(s) appearing herein under "Description of Restricted Notes." Unless otherwise indicated under "Special Delivery Instructions," please mail the New Notes issued in consideration of Restricted Notes accepted for exchange, and/or any principal amount of Restricted Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the Holder(s) at the address(es) appearing herein under "Description of Restricted Notes." In the event that the Special Delivery Instructions are completed, please mail the New Notes issued in consideration of Restricted Notes accepted for exchange, and/or any Restricted Notes for any principal amount not tendered or not accepted for exchange, in the name of the Holder(s) appearing herein under "Description of Restricted Notes," and send such New Notes and/or Restricted Notes to the address(es) so indicated. Any transfer of Restricted Notes to a different holder must be completed, according to the provisions on transfer of Restricted Notes contained in the Indenture.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF RESTRICTED NOTES" BELOW AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE RESTRICTED NOTES AS SET FORTH IN SUCH BOX BELOW.

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

         1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal or notice of withdrawal, as the case may be, must be guaranteed by an institution which falls within the definition of "eligible guarantor institution" contained in Rule 17Ad-15 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended hereinafter, an "Eligible Institution") unless the Restricted Notes tendered hereby are tendered by the Holder(s) of the Restricted Notes who has (have) not completed the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) the Restricted Notes are tendered for the account of an Eligible Institution.

         2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND RESTRICTED NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used: (i) by all Holders who are not ATOP members, or (ii) by Holders who are ATOP members but choose not to use ATOP. To validly tender Restricted Notes, a Holder must physically deliver a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and all other required documents to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date (as defined below) or the Holder must properly complete and duly execute an ATOP ticket in accordance with DTC procedures. Otherwise, the Holder must comply with the guaranteed delivery procedures set forth in the next paragraph. Notwithstanding anything to the contrary in the Exchange Agreement, the term "Expiration Date" means 5:00 p.m., New York City time, on _______ ___, 2004 (or such later date to which the Issuers may, in their sole discretion, extend the Exchange Offer). If this Exchange Offer is extended, the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Issuers expressly reserve the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open by giving oral (confirmed in writing) or written notice of such extension to the Exchange Agent and by making a public announcement of such extension prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.


      LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE ISSUERS OR TO DTC.


         If a Holder of the Restricted Notes desires to tender such Restricted Notes and time will not permit such Holder's required documents to reach the Exchange Agent before the Expiration Date, a tender may be effected if (a) the tender is made through an Eligible Institution; (b) on or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Restricted Notes and the principal amount Restricted Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, any documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (c) all other documents required by the Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

         Only a Holder of Restricted Notes may tender Restricted Notes in the Exchange Offer. The term "Holder" as used herein with respect to the Restricted Notes means any person in whose name Restricted Notes are registered on the books of the Trustee. If the Letter of Transmittal or any Restricted Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be so submitted.

         Any beneficial holder whose Restricted Notes are registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to validly surrender those Restricted Notes in the Exchange Offer should contact such registered Holder promptly and instruct such registered Holder to tender on his behalf. If such beneficial holder wishes to tender on his own behalf, such beneficial holder must, prior to completing and executing the Letter of Transmittal, make appropriate arrangements to register ownership of the Restricted Notes in such beneficial holder's name. It is the responsibility of the beneficial holder to register ownership in his own name if he chooses to do so. The transfer of record ownership may take considerable time.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE EXCHANGING HOLDER, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent before the Expiration Date. No Letters of Transmittal or Restricted Notes should be sent to the Issuers.

         No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive notice of acceptance of their Restricted Notes for exchange.

         3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and principal amount of the Restricted Notes to which this Letter of Transmittal relates should be listed on a separate signed schedule attached hereto.

         4. WITHDRAWAL OF TENDER. Tenders of Restricted Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

         To be effective, a written or facsimile transmission notice of withdrawal must (i) be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date; (ii) specify the name of the person having tendered the Restricted Notes to be withdrawn; (iii) identify the Restricted Notes to be withdrawn; and (iv) be (a) signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Restricted Notes were tendered (including any required signature guarantees) or (b) accompanied by evidence satisfactory to the Issuers that the Holder withdrawing such tender has succeeded to beneficial ownership of such Restricted Notes. If Restricted Notes have been tendered pursuant to the ATOP procedure with DTC, any notice of withdrawal must otherwise comply with the procedures of DTC. Restricted Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Restricted Notes may be retendered by again following one of the procedures described herein at any time prior to 5:00 p.m., New York City time, on the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by the Issuers, whose determinations will be final and binding on all parties. Neither the Issuers, the Exchange Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities.

         5. PARTIAL TENDERS; PRO RATA EFFECT. Tenders of the Restricted Notes will be accepted only in integral multiples of $700. If less than the entire principal amount evidenced by any Restricted

Notes is to be tendered, fill in the principal amount that is to be tendered in the box entitled "Principal Amount Tendered" below. The entire principal amount of all Restricted Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         6. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Restricted Notes tendered hereby, the signature must correspond with the name as written on the face of the certificate representing such Restricted Notes without alteration, enlargement or any change whatsoever.

         If any of the Restricted Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any of the Restricted Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different registrations.

         When this Letter of Transmittal is signed by the Holder(s) of Restricted Notes listed and tendered hereby, no endorsements or separate bond powers are required.

         If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted.

         7. SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box the name and address to which New Notes issued in consideration of Restricted Notes accepted for exchange, or Restricted Notes for principal amounts not exchanged or not tendered, are to be sent, if different from the name and address of the person signing this Letter of Transmittal.


         8. WAIVER OF CONDITIONS. The Issuers reserve the absolute right to waive any of the specified conditions in the Exchange Offer, in whole at any time or in part from time to time prior to the Expiration Date, in the case of any Restricted Notes tendered hereby. See "The Exchange Offer--Conditions to the Exchange Offer" in the Prospectus.


         9. TRANSFER TAXES. The Issuers will pay all transfer taxes, if any, applicable to the exchange of Restricted Notes pursuant to the Exchange Offer. If, however, New Notes and/or substitute Restricted Notes for principal amounts not exchanged are to be delivered to any person other than the Holder of the Restricted Notes or if a transfer tax is imposed for any reason other than the exchange of Restricted Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted, the amount of such transfer taxes will be billed directly to such tendering Holder.

         10. IRREGULARITIES. All questions as to validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Restricted Notes will be resolved by the Issuers, in their sole discretion, whose determination shall be final and binding. The Issuers reserve the absolute right to reject any or all tenders of any particular Restricted Notes that are not in proper form, or the acceptance of which would, in the opinion of the Issuers or their counsel, be unlawful. The Issuers also reserve the absolute right to waive any defect, irregularity or condition of tender with regard to any particular Restricted Notes. The Issuers' interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Issuers shall determine. Neither the Issuers nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities. Tenders of Restricted Notes will not be deemed to have been made until all defects and irregularities have been cured or waived. Any Restricted Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder, unless otherwise provided by this Letter of Transmittal, as soon as practicable following the Expiration Date.


      11. INTEREST ON EXCHANGED RESTRICTED NOTES. Holders whose Restricted Notes are accepted for exchange will not receive accrued interest thereon on the date of exchange. Instead, the New Notes will bear interest from the most recent date to which interest has been paid on the Restricted Notes.


         12. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Holders whose certificates for Restricted Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ALL REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                 PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

________________________________________________________________________________

                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 1 and 7)

To be completed ONLY if the New Notes issued in consideration of Restricted Notes exchanged, or certificates for Restricted Notes in a principal amount not surrendered for exchange are to be mailed to someone other than the undersigned or to the undersigned at an address other than that below.


Mail to:

Name:____________________________________________________
                        (Please Print)

Address:_________________________________________________
                                           (Zip Code)

________________________________________________________________________________

                         DESCRIPTION OF RESTRICTED NOTES
                           (See Instructions 2 and 7)

____________________________________________________________________________________________________________________
         NAME(S) AND
       ADDRESS(ES) OF
    REGISTERED HOLDER(S)                                          CERTIFICATE(S)
 (PLEASE FILL IN, IN BLANK)                       (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
____________________________________________________________________________________________________________________


                               _____________________________________________________________________________________

                                                               AGGREGATE PRINCIPAL           PRINCIPAL AMOUNT OF
                                                               AMOUNT OF RESTRICTED       RESTRICTED NOTES TENDERED
                                                                NOTES EVIDENCED BY            (MUST BE INTEGRAL
                                   CERTIFICATE NUMBER(S)          CERTIFICATE(S)             MULTIPLES OF $700)
                               _____________________________________________________________________________________

                               _____________________________________________________________________________________

                               _____________________________________________________________________________________

                               _____________________________________________________________________________________

                               _____________________________________________________________________________________

                               Total
____________________________________________________________________________________________________________________

           (Boxes below to be checked by Eligible Institutions only)

[ ] CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution_________________________________________

         DTC Account Number____________________________________________________

         Transaction Code Number_______________________________________________

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s)_______________________________________

         Window Ticket Number (if any)_________________________________________

         Date of Execution of Notice of Guaranteed Delivery____________________

         Name of Institution which Guaranteed Delivery_________________________

         If Guaranteed Delivery is to be made by Book-Entry Transfer:

         Name of Tendering Institution_________________________________________

         DTC Account Number____________________________________________________

         Transaction Code Number_______________________________________________

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED RESTRICTED NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE RESTRICTED NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name     _____________________________________________________________

         Address ______________________________________________________________

         ______________________________________________________________________

_______________________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                PLEASE SIGN HERE
                    WHETHER OR NOT RESTRICTED NOTES ARE BEING
                           PHYSICALLY TENDERED HEREBY

_______________________________________________________________________________

_______________________________________________________________________________
                    SIGNATURE(S) OF OWNER(S) OF AUTHORIZED SIGNATORY

Date ________________   Area Code and Telephone Number:________________________


This box must be signed by registered holder(s) of Restricted Notes as their name(s) appear(s) on certificate(s) for Restricted Notes hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter of Transmittal (including such opinions of counsel, certifications and other information as may be required by the Issuers or the Trustee for the Restricted Notes to comply with the restrictions on transfer applicable to the Restricted Notes). If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Name(s)________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title)__________________________________________________________

Address________________________________________________________________________

_______________________________________________________________________________
                               (INCLUDE ZIP CODE)

Tax Identification or Social Security Number(s)________________________________



                            GUARANTEE OF SIGNATURE(S)
               (See Instructions 1 and 6 to determine if required)

Authorized Signature___________________________________________________________

Name___________________________________________________________________________

Name of Firm___________________________________________________________________

Title__________________________________________________________________________

Address________________________________________________________________________

Area Code and Telephone Number_________________________________________________

Dated__________________________________________________________________________

_______________________________________________________________________________